SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 30, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-17)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2001-17
                 ----------------------------------------------

                                November 30, 2001

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                         -------------------------------

      On November 30, 2001, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $343,524,848.46. The Mortgage Loans that have original maturities of at least 20 but no more than 30 years that are not relocation loans, the "Group I Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $200,301,234.32, the Mortgage Loans that have original maturities of at least 10 but no more than 15 years, the "Group II Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $65,007,522.82, and the Mortgage Loans that have original maturities of at least 20 but no more than 30 years that are relocation loans, the "Group III Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $78,216,091.32. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all the Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $17,176,242.42. Information below is provided with respect to the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans and/or all Mortgage Loans included in the Mortgage Pool as indicated.

      The total number of all Mortgage Loans as of November 1, 2001 was 827, consisting of 477 Group I Mortgage Loans, 153 Group II Mortgage Loans and 197 Group III Mortgage Loans. The weighted average interest rates on the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans and all Mortgage Loans (in each case, before deduction of the servicing fee) (the "Note Rates") as of November 1, 2001 were 7.163%, 6.786%, 6.831% and 7.016%, respectively. The weighted average remaining terms to stated maturity as of November 1, 2001 of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans and all Mortgage Loans were 357.54 months, 178.16 months, 356.37 months and 323.33 months, respectively. All Mortgage Loans have original maturities of at least 10 but no more than 30 years. None of the Group I Mortgage Loans, the Group II Mortgage Loans or the Group III Mortgage Loans were originated prior to December 1, 2000, April 1, 2001 and January 1, 2001, respectively, or after November 1, 2001. The weighted average original terms to stated maturity as of November 1, 2001 of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans and all Mortgage Loans were
359.13 months, 179.55 months, 358.92 months and 325.10 months, respectively.

      None of the Group I Mortgage Loans or the Group III Mortgage Loans has a scheduled maturity later than November 1, 2031. None of the Group II Mortgage Loans has a scheduled maturity later than November 1, 2016. Each of the Group I Mortgage Loans, the Group II Mortgage Loans and the Group III Mortgage Loans had an original principal balance of not less than $279,600, $71,650 and $66,132, respectively, nor more than $1,000,000, $1,000,000 and $945,000, respectively. Group I Mortgage Loans, Group II Mortgage Loans, Group III Mortgage Loans and all Mortgage Loans having aggregate Adjusted Balances of $11,024,639, $729,512, $6,718,185, and $18,472,335, respectively, as of November 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans and all Mortgage Loans, as of November 1, 2001 were 69.4%, 58.5%, 74.1% and 68.4%, respectively. No more than $2,486,000,
$1,092,748, $1,523,332 or $2,844,316, respectively, of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans or all Mortgage Loans were secured by Mortgaged Properties located in any one zip code. At least 97%(2), 94%, 100% and 97%, of each of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans and all Mortgage Loans were secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the Mortgage Loan that the

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1     Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated November 27, 2001 (consisting of a Prospectus Supplement dated November 27, 2001 and a Core Prospectus dated October 23, 2001), relating to the REMIC Pass-Through
      Certificates, Series 2001-17.

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

underlying property will be used for a period of at least 6 months every year or that he or she intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in Originator's records. No more than 1% of the Group I Mortgage Loans, no more than 1% of the Group II Mortgage Loans and none of the Group III Mortgage Loans are secured by investment properties.

      At least 98%, 97%, 16% and 80%, respectively, of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans and all Mortgage Loans, will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2%, 3%, 84% or 20%, respectively, of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans or all Mortgage Loans, will be Mortgage Loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 53%, 80%, 1%, or 46%, respectively, of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans or all Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Group II Mortgage Loans and the Group III Mortgage Loan for which additional collateral was pledged, taken as a group:

      1. the numbers of such Group II Mortgage Loans and Group III Mortgage Loan are 2 and 1, respectively;

      2. such Group II Mortgage Loans and Group III Mortgage Loan have an aggregate Adjusted Balance of $597,872 and an Adjusted Balance of $249,034, respectively;

      3. the weighted average loan-to-value ratios of such Group II Mortgage Loans and Group III Mortgage Loan, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, are 74.1% and 75.2%, repsectively; and

      4. the weighted average loan-to-value ratio of such Group II Mortgage Loans and the weighted loan-to-value ratio of such Group III Mortgage Loan, in each case without taking into account the loanable value of the additional pledged collateral, are 86.5% and 100%, respectively.

      Group I Discount Mortgage Loans will consist of Group I Mortgage Loans with Net Note Rates (NNRs) less than 6.500%. Group I Premium Mortgage Loans will consist of Group I Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans were $2,591,491 and $197,709,743, respectively. The weighted average Note Rates of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 6.563% and 7.171%, respectively. The weighted average remaining terms to stated maturity of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 358.38 months and 357.53 months, respectively.

      Group II Discount Mortgage Loans will consist of Group II Mortgage Loans with NNRs less than 6.000%. Group II Premium Mortgage Loans will consist of Group II Mortgage Loans with NNRs greater than or equal to 6.000%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans were $297,954 and $64,709,569, respectively. The weighted average Note Rates of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 6.125% and 6.789%, respectively. The weighted average remaining terms to stated maturity of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 178.00 months and 178.16 months, respectively.

      Group III Premium Mortgage Loans will consist of Group III Mortgage Loans with NNRs greater than or equal to 6.000%. All Group III Mortgage Loans are Group III Premium Mortgage Loans. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the the Group III Premium Mortgage Loans was $78,216,091. The weighted average Note Rate of the Group III Premium Mortgage Loans, as of the Cut-off Date, was 6.831%. The weighted average remaining term to stated maturity of the Group III Premium Mortgage Loans, as of the Cut-off Date, was
356.37 months.

      The Special Hazard Loss Amount as of November 1, 2001 was $3,435,248.48.

      The Fraud Loss Amount as of November 1, 2001 was $3,435,248.48.

      The Bankruptcy Loss Amount as of November 1, 2001 was $114,000.

      The aggregate Initial Principal Amount of the Class A Certificates as of November 1, 2001 was $334,934,809.00.

      The aggregate Initial Principal Amount of the Class M Certificates as of November 1, 2001 was $4,294,000.00.

      The aggregate Initial Principal Amount of the Class B-1 Certificates as of November 1, 2001 was $1,718,000.00.

      The aggregate Initial Principal Amount of the Class B-2 Certificates as of November 1, 2001 was $859,000.00.

      The aggregate Initial Principal Amount of the Class B-3 Certificates as of November 1, 2001 was $687,000.00.

      The aggregate Initial Principal Amount of the Class B-4 Certificates as of November 1, 2001 was $515,000.00.

      The aggregate Initial Principal Amount of the Class B-5 Certificates as of November 1, 2001 was $517,039.46.

      The Subordinated Certificate Percentage is 2.500558401673%.*

      The Class M Subordination Percentage is 1.250576043992%.*

      The Class B-1 Subordination Percentage is 0.750466661017%.*

      The Class B-2 Subordination Percentage is 0.500411969529%.*

      The Class B-3 Subordination Percentage is 0.300426436290%.*

      The Class B-4 Subordination Percentage is 0.150510061300%.*


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*     Equal to the Initial Principal Amount thereof divided by the aggregate
      Adjusted Balance of the Mortgage Loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: November 30, 2001